Convertible Preferred Shares and Attached Warrants (Tables)	12 Months Ended
Dec. 31, 2023
Warrant [Member]
Convertible Preferred Shares and Attached Warrants (Tables) [Line Items]
Schedule of Adjustment of Fair Value in Accordance
	Series D	Series E	Series F
Expected term in years	5	1	5
Stock price (ADS)	$148.50	$151.00	$148.50
Expected dividend yield	0%	0%	0%
Volatility	43.05%	50.45%	43.05%
Risk-free interest Rate	0.63%	0.21%	0.63%
Initial fair value per share	$53.50	$26.50	$44.50